Ex99-1
                               VECTREN CORPORATION
                           CHANGE IN CONTROL AGREEMENT


         This AGREEMENT is by and between Vectren Corporation, an Indiana corporation (the "Company"), and Niel C. Ellerbrook (the "Executive"), dated as of March 1, 2005 (the "Commencement Date"), and provides as follows:

     1. Definitions.

          (a) Cause. "Cause" shall mean:

               (i) intentional gross misconduct by the Executive damaging in a material way to the Company,

               (ii) the Executive's commission of fraud against the Company,

               (iii)the Executive's public acts of dishonesty or conviction of a felony, or

               (iv) a material breach of this Agreement, after the Company has given the Executive notice thereof and a reasonable opportunity to cure.

          (b) Change in Control. "Change in Control" shall mean:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an acquisition of control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of subsection (iii) of this paragraph are satisfied;

               (ii) Individuals who, as of the Commencement Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
          Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan or related trust of the Company, or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation;

               (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition (1) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

               (v) The closing, as defined in the documents relating to, or as evidenced by a certificate of any state or federal governmental authority in connection with, a transaction approval of which by the shareholders of the Company would constitute an "Change in Control" under subsection (iii) or (iv) of this Section 1(b) of this Agreement.

          (c) Date of Termination. "Date of Termination" shall mean the date the Executive's employment is terminated.

          (d) Disability. "Disability" shall have the meaning set forth in the Company's long term disability plan.

          (e) Good Reason. "Good Reason" shall mean, after the Window Period without the Executive's written consent, (i) a demotion in the Executive's status, position or responsibilities which, in the Executive's reasonable judgment, does not represent a promotion from the Executive's status, position or responsibilities as in effect at the end of the Window Period;
     (ii) the assignment to the Executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with such status, position or responsibilities at the end of the Window Period; or any removal of the Executive from or failure to reappoint or reelect the Executive to any of such positions that the Executive had at the end of the Window Period, except in connection with the termination of the Executive's employment for Disability, death or Cause or by the Executive other than for Good Reason; (iii) a reduction by the Company in the Executive's base salary as in effect at the end of the Window Period or the Company's failure to increase (within twelve (12) months of the Executive's last increase in base salary) the Executive's base salary after the end of the Window Period in an amount which at least equals, on an appropriate percentage basis, an amount reasonably comparable to the percentage increases in base salary for all Company employees at the same employment level as the Executive effected in the preceding twelve (12) months; (iv) the relocation of the principal executive offices of the Company or Company affiliate, whichever entity on behalf of which the Executive performs a principal function of that entity as part of the Executive's employment services, to a location more than fifty (50) miles outside the Evansville, Indiana metropolitan area or, if the Executive's services are not performed in Evansville, Indiana, the Company's requiring the Executive to be based at any place other than the location at which the Executive performed the Executive's duties at the end of the Window Period, except for required travel on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control; (v) a reduction in the Executive's total direct compensation opportunity from the opportunity in effect at the end of the Window Period;
     (vi) the failure by the Company to continue in effect any incentive, bonus or other compensation plan in which the Executive participates at the end of the Window Period, including, but not limited to, the Company's stock option and restricted stock plans, if any, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation therein, or any action by the Company which would directly or indirectly materially reduce the Executive's participation therein; (vii) the failure by the Company to provide benefits (including, but not limited to, annual and long term bonus opportunities), in the aggregate, that are reasonably comparable to the benefits, in the aggregate, being provided for the majority of the other Company employees at the same employment level as the Executive at the end of the Window Period; (viii) the failure of the Company to obtain a satisfactory agreement from any successor or assign of the Company to assume and agree to perform this Agreement; or (ix) any request by the Company that the Executive participate in an unlawful act or take any action constituting a breach of the Executive's professional standard of conduct.

          (g) Notice of Termination. "Notice of Termination" shall mean a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Executive to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason shall not waive any right of the Executive hereunder or preclude the Executive from asserting such fact or circumstance in enforcing the Executive's rights hereunder.

          (h) Window Period. "Window Period" shall mean a ninety (90) day period immediately following the Change in Control of the Company.

     2. Termination in Connection with a Change in Control. If (a) during the period beginning on the Change in Control and continuing for three (3) years thereafter, the Company shall terminate the Executive's employment other than for Cause, death or Disability, or the Executive shall terminate employment for Good Reason (which shall be communicated by the Executive by Notice of Termination to the Company); or (b) during the Window Period the Executive shall terminate employment without reason, then

          (i) The Company shall pay to the Executive in a lump sum in cash within fifteen calendar days after the Date of Termination the aggregate of the amounts set forth in clauses A, B and C below:

               A. the sum of (1) the Executive's annual base salary through the Date of Termination to the extent not theretofore paid, (2) the product of (x) the greater of the target bonus currently in effect for the Executive or the average of the actual bonuses paid to the Executive for the three years ending prior to the year in which the Date of Termination occurs (the "Minimum Bonus") and (y) a fraction, the numerator of which is the number of days in the current calendar year through the Date of Termination, and the denominator of which is 365 and (3) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any other nonqualified benefit plan balances to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2), and (3) shall be hereinafter referred to as the "Accrued Obligations"); provided, however, that for purposes of this Section 2, annual base salary shall include any elective salary reductions in effect for the Executive under any tax qualified or non-qualified deferred compensation plan maintained by the Company; and

               B. the amount equal to the product of (1) and (2) where:

                    (1) is the  lesser of (a) three  years or (b) the  number of years, rounded to the nearest twelfth (1/12th) of a year, between the Date of Termination and the Executive's attainment of age sixty-five (65), and

                    (2) is the sum of (x) the Executive's annual base salary and
               (y) the Minimum Bonus; and

               C. an amount equal to the excess of (a) the actuarial equivalent of the benefit under the Company's qualified defined benefit retirement plan or such other qualified defined benefit pension plan in which the Executive participates, if any (the "Retirement Plan") (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the Company's Retirement Plan immediately prior to the Commencement Date), and any excess or supplemental retirement plan in which the Executive participates (together, the "SERP") which the Executive would receive if the Executive's employment continued for the lesser of (a) three years or (b) the number of years, rounded to the nearest twelfth (1/12th) of a year, between the Date of Termination and the Executive's attainment of age sixty-five (65), assuming for this purpose that all accrued benefits are fully vested, and, assuming that the Executive's compensation during the duration of employment is the sum of the annual base salary and Minimum Bonus over (b) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the Date of Termination; provided, however, that such determination shall also take into account, to the extent applicable, any early retirement subsidy, based on the Executive's age, service or both, for the additional service and age that the Executive would have realized if the Executive remained employed for the period described above in this subparagraph;

               (ii) any restricted stock, stock options and any other stock awards under any Company sponsored plan or arrangement that were outstanding immediately prior to the Commencement Date ("Prior Stock Awards") shall become immediately vested and/or exercisable, as the case may be;

               (iii) for the period  which is the  lesser of (a) three  years or
          (b) the number of years, rounded to the nearest twelfth (1/12th) of a year, between the Date of Termination and the Executive's attainment of age sixty-five (65), or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the welfare, fringe, change of control protection, incentive, vacation and other similar benefit plans, practices, policies and programs provided by the Company and its affiliated entities (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated entities as if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families; provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed for the duration of employment after the Date of Termination and to have retired on the last day of such period; and

               (iv) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is entitled to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies, excluding any severance plan or policy except to the extent that such plan or policy provides, in accordance with its terms, benefits with a value in excess of the benefits payable to the Executive under this
          Section 2, (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

     Notwithstanding anything contained in this Agreement to the contrary, if the Executive's employment is terminated before a Change in Control and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a "Change in Control" and who effectuates a "Change in Control" or (ii) otherwise occurred in connection with, or in anticipation of, a "Change in Control" which actually occurs, then for all purposes of this Agreement, the date of a "Change in Control" with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

     3.  Termination.  Except as  otherwise  provided  in the last  sentence  of
Section 2, this Agreement shall automatically terminate upon the termination of employment of the Executive, for any reason, prior to a Change in Control.

     4. Full Settlement. After a Change in Control, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any non-frivolous contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Successors.

          (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This
     Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     6. Certain Additional Payments by the Company.

          (a) Anything in this Agreement to the contrary or any termination of this Agreement notwithstanding and except as provided in subsection (e) of this Section 6, in the event it shall be determined that any payment or distribution or benefit made or provided by the Company or its affiliates to or for the benefit of the Executive whether pursuant to this Agreement or otherwise, and determined without regard to any additional payments required under this Section 6 (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

          (b) Subject to the provisions of Section 6(c), all determinations required to be made under this Section 6, including whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination and whether subsection (e) is applicable, shall be made by the Company's independent auditor (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 6, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 6(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

          (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claim;

     provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 6(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 6(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 6(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to
     Section 6(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          (e) Notwithstanding anything contained in this Section 6 to the contrary, if the present value of the payments made under this Agreement, without taking into account the Gross-Up Payment, is no greater than one hundred and ten percent (110%) of the amount payable to the Executive assuming the Executive's payments under this Agreement were limited to the maximum amount that could be payable without application of the excise tax imposed by Section 4999 of the Code (the "Section 4999 Limit"), the Executive's payments shall be limited to the Section 4999 Limit.

     7. Miscellaneous.

          (a) This Agreement shall be governed by and construed in accordance with the laws of Indiana, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force, or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to the Executive:
                           Niel C. Ellerbrook
                           Chair, President and Chief Executive Officer
                           Vectren Corporation
                           20 N.W. Fourth Street
                           Evansville, Indiana  47741-0001

                           If to the Company:
                           Attention: Chair of the Compensation and Benefits
                              Committee of the Board of Directors
                           Vectren Corporation
                           20 N.W. Fourth Street
                           Evansville, Indiana  47741-0001

     or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee,

          (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (e) On and after the Commencement Date, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof and any such agreement shall be deemed terminated without any remaining obligations of either party thereunder.

          (f) This Agreement shall not be construed as giving the Executive any right of employment or continuing employment with the Company.

     8. Prior Agreements. This Agreement supersedes any employment agreement or change in control agreement previously entered into by the Executive and by the Company, its predecessors or other affiliates. Executive hereby acknowledges that the Executive has received sufficient consideration for substitution of this Agreement for any prior employment agreement.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

/S/ Niel C. Ellerbrook
---------------------------------
Niel C. Ellerbrook, the Executive

February 28, 2005

Vectren Corporation


By /S/ Jean L. Wojtowicz
---------------------------------
Jean L. Wojtowicz
Chair of the Compensation and Benefits Committee
of Board of Directors

------------------------------------
Date: February 28, 2005